UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2012

Omni Bio Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52530	20-8097969
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 South Roslyn, Suite 430, Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 867-3415

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 17, 2012, Omni Bio Pharmaceutical, Inc. (“Omni Bio”) issued a press release announcing a scientific update on BioMimetix Pharmaceutical, Inc. (“BioMimetix’), a privately-held biopharmaceutical company. Omni Bio is the largest shareholder of BioMimetix. A copy of the press release is furnished herewith as Exhibit 99.1.

As previously announced in a press release dated January 9, 2012, Dr. James Crapo, chief executive officer of Omni Bio Pharmaceutical, Inc.(the “Company”) will deliver a presentation on January 18, 2012 at 1:30 p.m. Eastern time at the Noble Financial Capital Markets’ Eighth Annual Equity Conference in Hollywood, FL. A copy of the presentation is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Omni Bio Pharmaceutical, Inc. dated January 17, 2012

99.2	Presentation at Noble Financial Capital Markets’ Eighth Annual Equity Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omni Bio Pharmaceutical, Inc.

Date: January 17, 2012

By: /s/ Robert C. Ogden
Robert C. Ogden
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Omni Bio Pharmaceutical, Inc. dated January 17, 2012

99.2	Presentation at Noble Financial Capital Markets’ Eighth Annual Equity Conference

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